Exhibit 31.6

SECTION 302 CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Hanson, certify that:

1.	I have reviewed this Amendment No. 2 to annual report on Form 10-K of Lifeway Foods, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	August 7, 2020	By:	/s/ Eric Hanson
Eric Hanson Chief Financial & Accounting Officer